Exhibit 10.1

LIMITED WAIVER AND FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS LIMITED WAIVER AND FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of January 9, 2018 by and among VANGUARD NATURAL GAS, LLC, a Kentucky limited liability company (“Vanguard”), as the Borrower under and as defined in the Credit Agreement (defined below), and each Revolving Credit Lender (under and as defined in such Credit Agreement) appearing on the signature pages hereto (such Revolving Credit Lenders, the “Consenting Lenders”).
R E C I T A L S
A.Reference is hereby made to that certain Fourth Amended and Restated Credit Agreement dated as of August 1, 2017 (as in effect immediately prior to the effectiveness of this Agreement, the “Original Credit Agreement” and, as otherwise amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not otherwise defined herein having the meanings assign to them in the Credit Agreement), by and among Vanguard, as the Borrower thereunder, CITIBANK, N.A., in its respective capacities as the Administrative Agent and Issuing Bank thereunder, and the Lenders party thereto from time to time.
B.    Vanguard Operating, LLC, a Delaware limited liability company (the “Seller”) entered into that certain Purchase and Sale Agreement, dated as of November 21, 2017 (as in effect on the date hereof, the “PSA”), as the Seller thereunder, with White Rock Oil & Gas GP, LLC, a Delaware limited liability company, and White Rock Oil & Gas Partners II-B, LP, a Delaware limited partnership (collectively, the “Purchasers”), pursuant to which the Seller agreed to Dispose of certain Oil and Gas Properties and other Property to the Purchasers for the aggregate consideration provided therein, which was consummated on December 21, 2017 (such Disposition, the “Subject Disposition”).
C.    Pursuant to the notice letter delivered by the Borrower to the Administrative Agent on January 4, 2018, the Subject Disposition does not comply with the provisions of Section 9.14 of the Credit Agreement, the effect of which non-compliance caused a Default and an Event of Default under Section 10.01(d) of the Credit Agreement (the “Subject Event of Default”).
D.    The Borrower requests that the Revolving Credit Lenders waive the Subject Event of Default in accordance with Section 12.02(b) of the Credit Agreement.
E.    The Borrower further requests that the Revolving Credit Lenders amend the Original Credit Agreement as more specifically set forth herein.
F.    The Consenting Lenders, which Consenting Lenders constitute the Majority Revolving Lenders under the Credit Agreement agree, subject in all respects to the terms and conditions set forth herein, to a limited waiver of the Subject Event of Default, and the amendments to the Original Credit Agreement, in each case, as more specifically set forth herein.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Limited Waiver. Subject in all respects to the terms and conditions set forth in this section 1 and the other terms and conditions of this Agreement, as of the Effective Date, the Consenting Lenders hereby waive the Subject Event of Default.
Except as expressly set forth above in this section 1, nothing in this Agreement is intended to affect the continuing obligations of the Loan Parties to comply with, or the continuing rights of the Lenders, the Issuing Bank and the Administrative Agent with respect to, any provision of the Credit Agreement and the other Loan Documents.
Section 2.    Amendments to Original Credit Agreement. Subject to the satisfaction of the conditions set forth in section 3 hereof, effective on and as of the Effective Date:
(a)    Section 9.06(a)(iii) of the Original Credit Agreement is hereby amended and restated in its entirety as follows:
“any transaction permitted by Section 9.07 (other than Section 9.07(o)) or Section 9.14 (other than Section 9.14(f));”
(b)    Section 9.07(o) of the Original Credit Agreement is hereby amended and restated in its entirety as follows:
“Investments made in connection with any transaction permitted by Section 9.06 (other than Section 9.06(a)(iii)) or Section 9.14 (other than Section 9.14(f)); and”
(c)    Section 9.14(f) of the Original Credit Agreement is hereby amended and restated in its entirety as follows:
“Dispositions made in connection with any transaction permitted by Section 9.06 (other than Section 9.06(a)(iii)) or Section 9.07 (other than Section 9.07(o));”
(d)    Section 9.14 of the Original Credit Agreement is hereby amended by adding the following as a new paragraph to Section 9.14 after the “.” occurring at the end of clause (h) thereof:
“Notwithstanding anything to the contrary in the foregoing, the Borrower agrees that it shall, in connection with any Disposition (whether in a single transaction or series of transactions) of Oil and Gas Properties by any of the Parent, the Borrower and/or any of their respective subsidiaries having an aggregate fair market value in excess of $1,000,000 (determined at the time of the consummation of such Disposition), deliver, prior to the consummation thereof, a certificate of a Responsible Officer of the Borrower certifying that such Disposition complies with this Section 9.14.”

Section 3.    Conditions Precedent. This Agreement shall become effective on the first date on which each of the conditions set forth in this section 3 is satisfied or waived by the Revolving Credit Lenders party hereto (such date, the “Effective Date”):
(a)    the Administrative Agent shall be in receipt of this Agreement, duly executed and delivered by the Majority Revolving Lenders and each Loan Party;
(b)    the Administrative Agent shall be in receipt of payment in respect of all reasonable accrued and unpaid out-of-pocket fees and expenses (including reasonable attorneys’ fees, charges and disbursements) incurred by Administrative Agent and/or its Affiliates in connection with the negotiation, execution and delivery of this Agreement, in accordance with the terms of Section 12.03 of the Credit Agreement;
(c)    subject to the Subject Event of Default, the Administrative Agent shall be in receipt of a certificate of a Responsible Officer of the Borrower and each other Loan Party certifying that each of the representations and warranties of the Borrower and such other Loan Party set forth in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that any representation or warranty that is qualified as to materiality or Material Adverse Effect shall be true and correct in all respects) with the same force and effect as though such representations and warranties have been made on and as of the date hereof except to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is qualified as to materiality or Material Adverse Effect shall be true and correct in all respects) as of such earlier date; and
(d)    no Default or Event of Default exists (other than the Subject Event of Default) or will exist as a result of the execution of this Agreement.
Section 4.    Certain Representations. Each Loan Party hereby represents and warrants that, as of the Effective Date: (a) such Loan Party has full power and authority to execute this Agreement and this Agreement shall constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other Person is required for the execution, delivery and performance by such Loan Party with the terms and provisions of this Agreement. In addition, subject to the Subject Event of Default, each of the Loan Parties hereby represents and warrants, as of the Effective Date, that each of the representations and warranties of such Loan Party set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except that any representation or warranty that is qualified as to materiality or any a Material Adverse Effect clause shall be true and correct in all respects) with the same force and effect as though such representations and warranties have been made on and as of the Effective Date except to the extent such representations and warranties expressly relate to an earlier date, such representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is qualified as to materiality or any a Material Adverse Effect clause shall be true and correct in all respects) as of such earlier date.
Section 5.    Ratification of Liability; Release; Limited Waiver, etc.
(a)    Each of the Loan Parties hereby ratifies and affirms all of its obligations under each Loan Documents to which it is a party in respect of payment, performance, indemnification or otherwise including, without limitation, guarantees of such obligations, and hereby ratifies and affirms its grant of liens on, and/or security interests in, their properties pursuant to such Loan Documents as security for the Obligations and confirms and agrees that such liens and security interests secure all of the Obligations, including any additional Obligations hereafter arising or incurred pursuant to or in connection with this Agreement, the Credit Agreement and/or any other Loan Document. Each Loan Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and such Loan Party waives any defense, offset, counterclaim or recoupment with respect thereto.
(b)    Each of the Loan Parties (on behalf of itself and its Affiliates) for itself and for its successors in title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any of the Loan Parties, for its past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Administrative Agent, the Lenders and each of the other Secured Parties in their respective capacities as such under the Loan Documents, and the Administrative Agent’s, each Lender’s and each other Secured Party’s respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Administrative Agent, each Lender each of the other Secured Parties or any of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals would be liable if such persons or entities were found to be liable to any Releasing Party or any of them (collectively, hereinafter the “Releasees”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, crossclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, rights of setoff and recoupment, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any claims relating to (i) the making or administration of the Loans, including, without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called “lender liability” theories, (ii) any covenants, agreements, duties or obligations set forth in the Loan Documents, (iii) increased financing costs, interest or other carrying costs, (iv) penalties, (v) lost profits or loss of business opportunity, (vi) legal, accounting and other administrative or professional fees and expenses and incidental, consequential and punitive damages payable to third parties, (vii) damages to business reputation, or (viii) any claims arising under 11 U.S.C. §§ 541-550 or any claims for avoidance or recovery under any other federal, state or foreign law equivalent), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Releasees, and which are, in each case, based on any act, fact, event or omission or other matter, cause or thing occurring at any time prior to or on the date hereof in any way, directly or indirectly arising out of, connected with or relating to the Credit Agreement and/or any other Loan Document and the transactions contemplated hereby or thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”). Each Releasing Party further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this section 5(b).
(c)    Each of the Borrower and other Loan Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by the Borrower or any other Loan Party pursuant to section 5(b) hereof.
(d)    If the Borrower, any other Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, the Borrower and other Loan Parties, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.
Section 6.    Limitation on Agreements; Effect of Waiver. Except as expressly provided in section 1 and section 2 hereof, this Agreement shall not be deemed (a) to be a consent under, or a waiver of, or an amendment to, any other term or condition in the Credit Agreement or any of the other Loan Documents, or (b) to prejudice any right or rights which Administrative Agent, the Issuing Bank, any Lender and/or any other Secured Party now has or may have in the future under or in connection with the Credit Agreement and the Loan Documents. All terms and provisions of the Loan Documents remain in full force and effect, except to the extent expressly modified by this Agreement. This Agreement shall constitute a Loan Document for all purposes in the Credit Agreement and the other Loan Documents.
Section 7.    Counterparts; Integration; Effectiveness; Electronic Signatures. The provisions of Section 12.06 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
Section 8.    GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL.
(a)    Governing Law. The provisions of Section 12.10 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b)    Submission to Jurisdiction. The provisions of Section 12.11 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
(c)    Waiver of Venue. The provisions of Section 12.12 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
(d)    Service of Process. The provisions of Section 12.13 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.
(e)    WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTION 12.14 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
[This space is left intentionally blank. Signature pages follow.]

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written,
VANGUARD NATURAL RESOURCES, INC.
By:    /s/ R. Scott Sloan
R. Scott Sloan
Chief Financial Officer
VANGUARD NATURAL GAS, LLC
By:    /s/ R. Scott Sloan
R. Scott Sloan
Chief Financial Officer
VANGUARD OPERATING, LLC

By:	Vanguard Natural Gas, LLC Sole Member
By:    /s/ R. Scott Sloan
R. Scott Sloan
Chief Financial Officer
ENCORE CLEAR FORK PIPELINE LLC
By:    /s/ R. Scott Sloan
R. Scott Sloan
Chief Financial Officer

EAGLE ROCK ACQUISITION PARTNERSHIP, L.P.

By:	EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY, INC., its general partner
By:    /s/ R. Scott Sloan
R. Scott Sloan
Chief Financial Officer
EAGLE ROCK ACQUISITION PARTNERSHIP II, L.P.

By:	EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY II, INC., its general partner
By:    /s/ R. Scott Sloan
R. Scott Sloan
Chief Financial Officer
EAGLE ROCK ENERGY ACQUISITION CO., INC.
By:    /s/ R. Scott Sloan
R. Scott Sloan
Chief Financial Officer
EAGLE ROCK ENERGY ACQUISITION CO. II, INC.
By:    /s/ R. Scott Sloan
R. Scott Sloan
Chief Financial Officer

EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY, INC.
By:    /s/ R. Scott Sloan
R. Scott Sloan
Chief Financial Officer
EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY II, INC.
By:    /s/ R. Scott Sloan
R. Scott Sloan
Chief Financial Officer
ESCAMBIA ASSET CO. LLC
By:    /s/ R. Scott Sloan
R. Scott Sloan
Chief Financial Officer
ESCAMBIA OPERATING CO. LLC
By:    /s/ R. Scott Sloan
R. Scott Sloan
Chief Financial Officer

VNR HOLDINGS, LLC

By:	Vanguard Natural Gas, LLC Sole Member
By:    /s/ R. Scott Sloan
R. Scott Sloan
Chief Financial Officer

LENDERS
By:
Name:
Title: